SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): February 23, 2006

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

           New York                    3812                11-070774
  (State or Other Jurisdiction   (Primary Standard     (I.R.S. Employer
of Incorporation or Organization)   Industrial         Identification No.)
                                  Classification
                                    Code Number)

                                ________________

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                ________________

                                 Not applicable
          (Former name or former address, if changed since last report)
                                ________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 23, 2006, EDO Corporation issued an earnings release announcing its financial results for the quarter and year ended December 31, 2005. A copy of this earnings release is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 23, 2006


                                    EDO CORPORATION



                                    By:    /s/ Frederic B. Bassett
                                       -----------------------------------------
                                       Name:  Frederic B. Bassett
                                       Title:  Vice President-Finance, Treasurer
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number          Description of Exhibit

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99                      Earnings Press Release of EDO Corporation dated February
                        23, 2006
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